November 12, 2012

DREYFUS MANAGER FUNDS I

-Dreyfus MidCap Core Fund

Supplement to Summary Prospectus and Statutory Prospectus

dated August 1, 2012

The Board of Trustees of Dreyfus Manager Funds I (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus MidCap Core Fund (the “Fund”), and Advantage Funds, Inc., on behalf of Dreyfus Structured Midcap Fund (the “Acquiring Fund”).  The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

It is currently contemplated that shareholders of the Fund as of December 10, 2012 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 28, 2013.  If the Agreement is approved, the Reorganization will become effective on or about June 7, 2013.

In anticipation of the Reorganization, effective on or about November 29, 2012 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•         Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

  Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

  Certain firms on behalf of their high net worth clients, provided that such firms have been approved by The Dreyfus Corporation and continuously maintained investments in the Fund on behalf of their clients since the close of business on the Sales Discontinuance Date.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

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A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.